UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 4, 2022

NIGHTFOOD HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55406	46-3885019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 White Plains Road – Suite 500

Tarrytown, New York 10591

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 888-6444

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Item 1.01 Entry Into A Material Agreement.

On October 4, 2022, Nightfood Holdings, Inc (the “Company”) entered into an Addendum to amend the Letter of Engagement with Spencer Clarke LLC (“Spencer Clarke”), dated February 2, 2021 (“Engagement Letter”) (the “Addendum”). Pursuant to the Engagement Letter as previously disclosed by the Company, Spencer Clarke was entitled to receive, among other things, (i) compensatory warrants to purchase 280,000 shares of common stock of the Company (the “Common Stock”) at an exercise price of $0.225 and (ii) returnable compensatory warrants to purchase 700,000 shares of Common Stock at an exercise price of $0.30, as compensation in relation to the transactions contemplated in a Securities Purchase Agreement with Mast Hill Fund, L.P., dated September 23, 2022 (“Purchase Agreement”).

The Addendum amends the compensation provisions of the Engagement Letter to provide that the Company shall (1) pay Spencer Clarke $35,000 and (2) issue to Spencer Clarke 500,000 shares of Common Stock, which issuance occurred on October 7, 2022, as full compensation earned in connection with the transactions contemplated in the Purchase Agreement. Pursuant to the Addendum, Spencer Clarke shall receive no additional compensation related to the Purchase Agreement.

The foregoing is a brief description of the material terms of the Addendum, and is qualified in its entirety by reference to the full text of the Addendum, which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K relating to the issuance of Common Stock is incorporated by reference herein. The Common Stock was issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act, as no general solicitation was used in the offer and sale of such securities.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Addendum dated October 4, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 11, 2022

NIGHTFOOD HOLDINGS, INC.

By:	/s/ Sean Folkson
Name:	Sean Folkson
Title:	Chief Executive Officer

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